Exhibit 10.1

Execution Version

AMENDMENT NO. 9 TO CREDIT AGREEMENT

This AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Agreement”), dated as of August 5, 2022 (the “Signing Date”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders and Tranche B Lenders party hereto, constituting 100% of the Tranche A Lenders and the Tranche B Lenders party to the Credit Agreement (as defined below) (the “Signatory Lenders”). As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.

WITNESSETH

WHEREAS, the Borrower, Holdings, the Administrative Agent, Orion Energy Partners TP Agent, LLC, in its capacity as the collateral agent, and each Tranche A Lender and Tranche B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as expressly amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, the Borrower and the Lenders entered into the Credit Agreement based on certain estimated costs to install, develop and construct the Project;

WHEREAS, there have been certain delays to the construction of the Project and the scope of the Project has expanded to include additional capabilities and equipment, which change certain assumptions made regarding the cost of installing, developing and constructing the Project;

WHEREAS, the Credit Agreement needs to be revised to more accurately reflect the updated scope and cost estimates of the Project;

WHEREAS, the Borrower has requested an increase of the Tranche B Commitments in an amount equal to $60,000,000;

WHEREAS, the Tranche B Lenders identified on such Tranche B Lender’s signature page as an “Upsizing Tranche B Lender” (each, an “Upsizing Tranche B Lender”) are each willing to provide the increased Tranche B Commitments identified on Exhibit A subject to the terms herein and in the Amended Credit Agreement;

WHEREAS, pursuant to this Agreement, the Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to amend the Credit Agreement effective as of the Ninth Amendment Effective Date as set forth herein; and

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Waiver No. 6 to Credit Agreement, dated as of the date hereof (the “Waiver”), pursuant to which the Signatory Lenders waived the Specified Defaults (as defined in the Waiver).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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1.           Upsized Tranche B Commitments.

(a)           Subject to the satisfaction of all of the conditions precedent set forth in Section 5 hereof, as of the Ninth Amendment Effective Date, each Upsizing Tranche B Lender hereby:

(i)            severally commits to make one or more Tranche B Loans to the Borrower pursuant to the provisions of, and subject to the conditions contained in, the Amended Credit Agreement in an amount up to the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Upsized Tranche B Commitments”; and

(ii)            agrees, subject to the satisfaction of the conditions set forth in Section 4.03 of the Amended Credit Agreement and the other provisions of the Financing Documents, to make Tranche B Loans to the Borrower pursuant to the Amended Credit Agreement (A) on the Ninth Amendment Effective Date in the amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Tranche B Loans to be Funded on the Ninth Amendment Effective Date” (and notwithstanding the notice period required by Section 2.01(d) of the Credit Agreement), (B) within twelve (12) Business Days of the Ninth Amendment Effective Date in the amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Tranche B Loans to be Funded within 12 BDs of the Ninth Amendment Effective Date” and (C) from time to time after the Ninth Amendment Effective Date and during the Availability Period up to the amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Remaining Unfunded Tranche B Commitments” (on a ratable basis).

(b)           Subject to the satisfaction of all the conditions precedent set forth in Section 5 hereof, as of the Ninth Amendment Effective Date, each Lender (including each Upsizing Tranche B Lender), the Administrative Agent and each of the Loan Parties hereby:

(i)           consents to the incurrence by Borrower of the Upsized Tranche B Commitments (including any Tranche B Loans incurred in respect thereof);

(ii)           agrees that the Upsized Tranche B Commitments, and any Tranche B Loans incurred in respect thereof, shall be Tranche B Commitments and Tranche B Loans for all purposes under the Credit Agreement;

(iii)           (A) consents to the execution of (i) an amendment to the ExxonMobil Offtake Agreement, dated on or before the Ninth Amendment Effective Date, executed by the Project Company and ExxonMobil, which shall be in form and substance reasonably satisfactory to the Lenders and (ii) an amendment, dated on or before the Ninth Amendment Effective Date, executed by the Project Company and ExxonMobil, to the Term Purchase Agreement, dated as of April 20, 2021, between the Project Company and ExxonMobil, which shall be in form and substance reasonably satisfactory to the Lenders and (B) waives the condition set forth in Section 4.04(a)(ii) of the Credit Agreement with respect to disbursements from the Construction Account of amounts funded pursuant to Sections 1(a)(ii)(A) and (B) of this Agreement; and

(iv)           in the case of each Lender, reaffirms its commitment to make, without duplication of prior commitments and subject to the satisfaction of the conditions set forth in the Financing Documents (including Section 4.03 of the Amended Credit Agreement), Tranche B Loans to the Borrower pursuant to the Amended Credit Agreement from time to time after the Ninth Amendment Effective Date and during the Availability Period in an amount equal to the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Remaining Unfunded Tranche B Commitments (including Upsized Tranche B Commitment)”.

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2.           Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, as of the Ninth Amendment Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, hereby agree that the Credit Agreement is amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Availability Period” with the following:

“Availability Period” means the period from the Ninth Amendment Effective Date to and including the earliest to occur of (a) October 31, 2022, (b) the Term Conversion Date and (c) the Maturity Date.”

(b)            Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions:

“Additional Capital Raise” means the raise and deposit into the Construction Account of additional cash proceeds by the Loan Parties or one or more of their parent companies or Affiliates through (a) an equity or debt financing transaction of the Loan Parties (other than using the proceeds of a Permitted Working Capital Facility, which shall not be an approved “Additional Capital Raise”) or one or more of their parent companies or Affiliates, (b) an asset sale or disposition, (c) a Permitted Prepaid Sale Arrangement, (d) sale leaseback transactions (provided, that, if requested by the Borrower, any consent by the Administrative Agent or the Lenders shall not be unreasonably withheld, conditioned or delayed with respect to any such Additional Capital Raise that is a sale leaseback transaction) and/or (e) such other transaction as may be approved by the Administrative Agent (in its reasonable discretion), in each case, subject to and in compliance with all other obligations in the Financing Documents (including any consent requirements contained herein or therein).

“FBTC” means the Federal Blenders Tax Credit, which applies to Blenders of Biodiesel (including Renewable Diesel (as defined in the ExxonMobil Offtake Agreement)) mixtures as set forth in Internal Revenue Code Sections 6426(a) and (c), and persons that sell or use alternative fuel as a fuel in a motor vehicle or motorboat and in aviation, as set forth in Internal Revenue Code Sections 6426(a) and (d).

“FBTC Prepayment Event” means the receipt by one or more Loan Parties of any proceeds of the FBTC.

“FBTC Prepayment Amount” means an amount equal to 50% of the proceeds of the FBTC received by any Loan Party, up to an aggregate cap of $67,500,000.

“Ninth Amendment” means that certain Amendment No. 9 to Credit Agreement, dated as of August 5, 2022, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” has the meaning assigned to such term in the Ninth Amendment.

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“Required 1st Additional Capital Raise” has the meaning assigned to such term in Section 5.30(a).

“Required 2nd Additional Capital Raise” has the meaning assigned to such term in Section 5.30(a).

“Sufficiency of Funds Representation Restart Date” has the meaning assigned to such term in Section 3.29(b).

“Sufficiency of Funds Representation Bringdown Date” has the meaning assigned to such term in Section 3.29(b).

“Supply Agreements” means one or more definitive supply agreements or commercial contracts which include: (a) feedstock type (i.e. soybean oil, tallow, etc...) conforming to planned facility requirements and limitations; (b) feedstock volumes; (c) delivered price framework such as potential indexing method; (d) feedstock quality and specifications, conforming to planned facility requirements and limitations; (e) delivery logistics; (f) contract duration; (g) minimum volume commitments (if any); and (h) credit support required (if any).

(c)           The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

“Construction Budget” means a budget setting forth all expected Project Costs through Final Completion delivered to the Lenders on or before the Eighth Amendment Effective Date pursuant to Section 4(i) of the Eighth Amendment, as such budget may be supplemented or superseded pursuant to Section 5.30(b).

“Construction Schedule” means a schedule setting forth the expected schedule and milestones for construction of the Project through Final Completion delivered to the Lenders on or before the Eighth Amendment Effective Date pursuant to Section 4(i) of the Eighth Amendment, as such schedule may be supplemented or superseded pursuant to Section 5.30(b).

“Date Certain” means March 31, 2023; provided, that the Date Certain shall be extended on a day-for-day basis (up to a maximum extension of 90 days) for each day that the “Start Date” under and as defined in the ExxonMobil Offtake Agreement is extended pursuant to an amendment to the ExxonMobil Offtake Agreement consented to by ExxonMobil.

“Financial Model” means the projections of the Loan Parties’ operating results (on a quarterly basis over a period ending on the Maturity Date) delivered to the Lenders on or prior to the Eighth Amendment Effective Date pursuant to Section 4(i) of the Eighth Amendment, as such projections may be supplemented or superseded pursuant to Section 5.30(b).

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“Net Available Amount” means:

(a)            in respect of any Extraordinary MPD Proceeds, the aggregate amount of payments received by any Loan Party or their respective Affiliates in respect of such proceeds net of (i) all reasonable and documented out-of-pocket costs and expenses (if any) and, if applicable, reasonable transaction costs (including reasonable legal and accounting fees and expenses), incurred or reasonably anticipated to be incurred by the applicable Loan Party in connection with the collection of such proceeds; (ii) federal, state, provincial, foreign and local Taxes (other than any income taxes) reasonably estimated to be actually payable by the Loan Parties within the current or the immediately succeeding tax year in connection therewith to the extent such amounts were not deducted in determining the amount of such proceeds; and (iii) the Swap Portion Amount associated with unwinding any Senior Secured Swap Agreements;

(b)           in the case of any Event of Loss, the aggregate amount of Loss Proceeds received by any Loan Party or any of their respective Affiliates in respect of such Event of Loss, net of (i) all reasonable and documented out-of-pocket costs and expenses (if any) and, if applicable, reasonable transaction costs (including reasonable legal and accounting fees and expenses), incurred or reasonably anticipated to be incurred by the applicable Loan Party in connection with the collection of such proceeds; (ii) federal, state, provincial, foreign and local Taxes (other than any income taxes) reasonably estimated to be actually payable by the Loan Parties within the current or the immediately succeeding tax year in connection therewith to the extent such amounts were not deducted in determining the amount of such proceeds; and (iii) the Swap Portion Amount associated with unwinding any Senior Secured Swap Agreements; and

(c)           in the case of any Disposition, the aggregate amount received by any Loan Party or any of their respective Affiliates in respect of such Disposition, net of (i) all reasonable and documented out-of-pocket costs and expenses (if any) and, if applicable, reasonable transaction costs (including reasonable legal and accounting fees and expenses), incurred or reasonably anticipated to be incurred by the applicable Loan Party in connection with the collection of such proceeds; (ii) federal, state, provincial, foreign and local Taxes (other than any income taxes) reasonably estimated to be actually payable by the Loan Parties within the current or the immediately succeeding tax year in connection therewith to the extent such amounts were not deducted in determining the amount of such proceeds; (iii) the Swap Portion Amount associated with unwinding any Senior Secured Swap Agreements; (iv) (x) the principal amount, premium or penalty, if any, and interest, breakage costs or other amounts of any Indebtedness (other than Indebtedness under the Financing Documents or other Indebtedness secured by a Lien on the Collateral) that is secured by the property subject to such Disposition and is required to be repaid in connection with such Disposition, to the extent such amounts were not deducted in determining the amount of such proceeds and (y) a reasonable reserve determined by a financial officer (or any other officer performing equivalent duties thereof) of Borrower in its reasonable business judgment and solely to the extent required under the applicable purchase agreement for any purchase price adjustments (including working capital adjustments or adjustments attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Disposition) expressly contemplated by the purchase agreement relating to such Disposition and (v) to the extent such Disposition was in connection with any Required 1st Additional Capital Raise or Required 2nd Additional Capital Raise, the proceeds of such Disposition in connection with any Required 1st Additional Capital Raise and Required 2nd Additional Capital Raise (up to a cap of $20,000,000 in the aggregate), in either case, to the extent that such proceeds of such Disposition pursuant to this clause (v) are deposited into the Construction Account in accordance with Section 5.30(a)(iii)).

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“Operating Budget” means a proposed annual operating plan and budget prepared by Borrower in accordance with Section 5.20(a) (or in the case of the annual operating plan and budget for 2022, the operating budget delivered to the Administrative Agent on or before the Eighth Amendment Effective Date in accordance with Section 4(i) of the Eighth Amendment), of (a) anticipated Project Revenues, (b) anticipated Operating Expenses, (c) anticipated Capital Expenditures and (d) anticipated payments in connection with any Permitted Indebtedness, in each case, detailed by quarter for the following calendar year, which annual operating plan and budget shall be in a form reasonably satisfactory to the Administrative Agent, as may be amended from time to time in accordance with Section 5.20(c) or 5.30(b) and including all amounts permitted in accordance with Section 5.20(c).

(d)           The definition of “Feedstock Execution Plan” in Section 1.01 of the Credit Agreement is hereby deleted.

(e)           Annex I to the Credit Agreement is hereby deleted and replaced in its entirety as set forth in Exhibit A attached hereto.

(f)           The last sentence of Section 2.01(b) of the Credit Agreement is hereby deleted.

(g)           A new Section 2.06(b)(vi) is hereby added to the Credit Agreement as follows:

“(vi)           FBTC Payment. In the event an FBTC Prepayment Event has occurred, then the Borrower shall prepay the Loans of each Lender in an amount equal to such Lender’s pro rata share of the FBTC Prepayment Amount within three (3) Business Days of the Loan Parties’ receipt of any such FBTC proceeds, accompanied by payment of all accrued interest on the amount prepaid and a calculation as to the FBTC Prepayment Amount (which calculation shall be in form and substance reasonably satisfactory to the Administrative Agent).

(h)          Section 2.08(e) of the Credit Agreement is hereby amended and restated as follows:

“(e)           Payment in Kind. On (1) each Quarterly Date from the Closing Date through and including June 30, 2022, Borrower may pay up to 3.50% per annum of the Interest Rate in kind (in lieu of payment in cash) and (2) on each Quarterly Date occurring on September 30, 2022 and December 31, 2022, Borrower may pay all of the Interest Rate in kind (in lieu of payment in cash), in each case, by written election of Borrower to the Administrative Agent at least ten (10) Business Days prior to such Quarterly Date. The aggregate outstanding principal amount of the Loans shall be automatically increased on each such Quarterly Date by the amount of such interest paid in kind. For the avoidance of doubt, any portion of the Interest Rate not paid in kind shall be paid in cash.”

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(i)           Section 3.29 of the Credit Agreement is hereby amended and restated as follows:

“(a) (i) Substantial Completion is expected to occur not later than the Date Certain, (ii) Final Completion is expected to occur not later than the date that is six (6) months after the Date Certain, and each of the foregoing representations is based on factual evidence and reasonable assumptions at the time such representation is given and (iii) the Start Date (as defined in the ExxonMobil Offtake Agreement) is reasonably expected to occur not later than the Date Certain.

(b)           On (i) the date that is the earlier to occur of (x) an Additional Capital Raise and (y) November 30, 2022 (the “Sufficiency of Funds Representation Restart Date”) and (ii) each Funding Date that occurs after the Sufficiency of Funds Representation Restart Date (each, a “Sufficiency of Funds Representation Bringdown Date”), but, in each case, prior to the Final Completion Date, the sum of (i) the amounts on deposit in the Collateral Accounts, plus (ii) Project Revenues reasonably anticipated to be received by the Project Company prior to Final Completion (up to a cap, in the case of this clause (ii) of the Cash Flow Utilization Cap, if applicable) plus (iii) the proceeds of any Permitted Working Capital Facility and any Permitted Prepaid Sale Arrangement plus (iv) the amount of any unfunded Commitments is expected to be sufficient to cause the Project to achieve Substantial Completion and Final Completion; provided, that, this representation shall not be made between the Ninth Amendment Effective Date and the Sufficiency of Funds Representation Restart Date.”

(j)            Section 5.22(b) of the Credit Agreement is hereby amended and restated as follows:

“Borrower shall cause (i) Final Completion (other than any immaterial Punch List items) and (ii) Punch List items necessary for the operation of the Project in accordance with Prudent Industry Practices, in each case, to be achieved on or prior to the date that is six (6) months after the Date Certain.”

(k)           Section 5.25(a) of the Credit Agreement is hereby amended and restated as follows:

“After the date on which Substantial Completion occurs, the Borrower shall (i) maintain Supply Agreements that in the aggregate provide for the procurement of at least fifty (50%) percent of the required feedstock reasonably necessary for projected Project production capacity per month for the next 180-day period and (ii) use reasonable best efforts to maintain Supply Agreements that in the aggregate provide for the procurement of at least seventy-five (75%) percent of the required feedstock reasonably necessary for projected Project production capacity per month for the next 180-day period.”

(l)           Section 5.25(b) of the Credit Agreement is hereby amended and restated as follows:

“Borrower shall use commercially reasonable efforts to enter into a Permitted Working Capital Facility on or before October 1, 2022 (subject to a day-for-day extension to the extent that the “Guaranteed Substantial Completion Date” (as defined in the CTCI EPC Agreement) is extended beyond October 15, 2022, subject to a cap on any such extension of 90 days.”

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(m)          Section 5.29(i) of the Credit Agreement is amended to correct the numbering such that subclause (ii) begins immediately before the words “Transfers from the Cash Reserve Account.” and the immediately subsequent subclauses (II) and (JJ) are re-lettered as subclauses (A) and (B).

(n)           Article V of the Credit Agreement is amended by inserting the following new Section 5.30:

“Section 5.30 Post-Third Amendment Covenants.

(a)	Additional Capital Raise. The Loan Parties shall (i) as promptly as reasonably practicable, but in any event on or prior to December 31, 2022, complete an Additional Capital Raise in an aggregate amount equal to at least $10,000,000 (such additional capital raise, the “Required 1st Additional Capital Raise”), (ii) as promptly as reasonably practicable, but in any event on or prior to March 31, 2023, complete an Additional Capital Raise in an aggregate amount equal to at least $20,000,000 (taking into account the amount of the Additional Capital Raise referenced in subclause (i) above) (such additional capital raise, the “Required 2nd Additional Capital Raise”), and (iii) cause any Required 1st Additional Capital Raise and Required 2nd Additional Capital Raise (up to a cap of $20,000,000 in the aggregate) to be deposited into the Construction Account.

(b)	Budget, Schedule and Model. Borrower shall, no later than thirty (30) days after the Ninth Amendment Effective Date, submit to the Administrative Agent its draft updates to each of the Financial Model, the 2022 Operating Budget, the Construction Budget and the Construction Schedule. Each such update to the Financial Model, the 2022 Operating Budget, the Construction Budget and the Construction Schedule shall not be effective until approved by the Administrative Agent, such approval not to be unreasonably withheld, conditioned or delayed.”

(o)          Section 6.07 of the Credit Agreement is hereby amended to (i) correct the numbering such that the subclauses therein are re-lettered sequentially from (a) through (f) and (ii) replace the reference to “Feedstock Execution Plans” with a reference to “Supply Agreements”.

(p)          Section 7.01(c) of the Credit Agreement is hereby amended and restated as follows:

“(i)	any representation or warranty made by or deemed made by any Loan Party in this Agreement or any other Financing Document, or in any certificate or other document furnished to any Secured Party by or on behalf of such Loan Party in accordance with the terms hereof or thereof shall prove to have been incorrect in any material respect as of the time made or deemed made, confirmed or furnished; provided that, except in the case of Section 3.29(b) as to which this proviso shall not apply (and it shall be an immediate Event of Default if the representation and warranty set forth in Section 3.29(b) is made or deemed made and is incorrect in any material respect on the Sufficiency of Funds Representation Restart Date or any Sufficiency of Funds Representation Bringdown Date), such misrepresentation or such incorrect statement shall not constitute an Event of Default if (i) such condition or circumstance is not reasonably expected to result in a Material Adverse Effect and (ii) the facts or conditions giving rise to such misstatement are cured in such a manner as to eliminate such misstatement (or as to cure the adverse effects of such misstatement) within thirty (30) days after obtaining notice of such Default provided further that, if (A) such Default is not reasonably susceptible to cure within such thirty (30) days, (B) such Loan Party is proceeding with diligence and good faith to cure such Default and such Default is susceptible to cure and (C) the existence of such failure has not resulted in a Material Adverse Effect, such thirty (30) day period shall be extended as may be necessary to cure such failure, such extended period not to exceed ninety (90) days in the aggregate (inclusive of the original thirty (30) day period);”

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(q)          Section 7.01(d)(i) of the Credit Agreement is hereby amended and restated as follows:

“(i)	Sections 5.01 (as to existence), 5.11(f), 5.13, 5.30 or Article VI;”

(r)           Section 7.01 of the Credit Agreement is amended by inserting the following new clause (r):

“(r)         the outstanding principal amount of the Loans exceeds (i) $390,000,000 on or after December 31, 2023 or (i) $340,000,000 on or after December 31, 2024.”

(s)           Annex III (Target Debt Balances) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit B attached hereto.

(t)           Schedule 5.25(a) to the Credit Agreement is hereby deleted in its entirety.

3.             Amendment No. 9 Premium.

(a)           As consideration for entry into this Agreement and the Waiver, the Borrower hereby agrees to pay, or cause to be paid, to each Lender an Amendment and Upsize Premium in the form of warrants to obtain the shares of common equity at the strike prices set forth in Exhibit D hereto, substantially in the form attached hereto as Exhibit E (the “GCEH Warrants”), which GCEH Warrants shall be payable to each Lender (or its designated Affiliate) ratably (the “Amendment and Upsize Premium”). The Amendment and Upsize Premium shall be due, earned and payable on the Ninth Amendment Effective Date.

(b)           The Borrower hereby agrees that the Amendment and Upsize Premium shall be paid without set-off, deduction or counterclaim and free and clear of, and without deduction by reason of, any taxes.

(c)           All fees and premiums hereunder, once paid, are nonrefundable and are in addition to and not creditable against any other fee or premium payable to any Lender and/or its affiliates in connection with the transactions contemplated by the Credit Agreement or otherwise.

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(d)           For U.S. federal income tax purposes, (a) the Tranche B Loans made on the Ninth Amendment Credit Effective Date, together with the GCEH Warrants, shall be treated as an investment unit in accordance with Code Section 1273(c)(2) and (b) a portion of the purchase price of the investment unit shall, for U.S. federal income tax purposes, be allocated to the purchase of the corresponding GCEH Warrants as mutually agreed by the parties. Each of the parties hereto agrees to file tax returns consistent with such treatment.

4.            Representations and Warranties. As of the Ninth Amendment Effective Date, each Loan Party hereby represents and warrants to the other parties hereto that:

(a)           Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement. This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)           The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)           After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)           After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Ninth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

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5.            Effectiveness; Conditions Precedent. This Agreement shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Ninth Amendment Effective Date”):

(a)           This Agreement and the Waiver shall have been executed on the Signing Date by the Administrative Agent, the Loan Parties and the Signatory Lenders (such execution not to be unreasonably delayed or waived) and the Administrative Agent shall have received counterparts to each which, when taken together, bear the signatures of each of the other parties hereto.

(b)           Borrower has arranged for payment on the Ninth Amendment Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents.

(c)           The Administrative Agent shall have received an amendment to the ExxonMobil Offtake Agreement, dated on or before the Ninth Amendment Effective Date, executed by the Project Company and ExxonMobil, which shall be in form and substance reasonably satisfactory to the Lenders.

(d)           The Borrower has delivered to the Administrative Agent an Officer’s Certificate of each of Borrower and Holdings dated as of the Ninth Amendment Effective Date certifying (i) that each of the conditions set forth in this Section 5 have been satisfied in accordance with the terms hereof, (ii) after giving effect to the waivers set forth in the Waiver and the amendments set forth herein, the representations and warranties of each of the Loan Parties set forth in the Financing Documents are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Ninth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date) and (iii) after giving effect to the waivers set forth in the Waiver and the amendments set forth herein, no Default or Event of Default has occurred and is continuing as of the Ninth Amendment Effective Date.

(e)           As consideration for the amendments set forth herein and the waivers set forth in the Waiver, as of the Ninth Amendment Effective Date, each Lender shall have received the GCEH Warrants as set forth in Section 3.

(f)           The Administrative Agent shall have received an amendment to the HoldCo Borrower LLC Agreement, dated on or before the Ninth Amendment Effective Date, which shall be in form and substance reasonably satisfactory to the Lenders.

(g)           The Administrative Agent and the Lenders shall have received an executed copy of a Borrowing Request for Tranche B Loans in an amount equal to $30,000,000.

6.            Reaffirmation of Guarantees and Security Interests.

The Borrower, Holdings and Project Company (each, a “Reaffirming Party”) hereby acknowledges that it (a) has reviewed the terms and provisions of this Agreement, (b) consents to the amendments to the Credit Agreement effected pursuant to this Agreement and consents to the terms, conditions and other provisions of this Agreement, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Amended Credit Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Financing Documents to which it is a party.

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Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Agreement shall constitute a new grant of security interest. Each Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Reaffirming Party as a consequence of this Agreement in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.

Each Reaffirming Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

7.            Miscellaneous.

(a)           Effect of Amendments. From and after the Ninth Amendment Effective Date, the Credit Agreement shall be construed after giving effect to the amendments set forth in Section 2 hereof and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.

(b)           No Other Modification. Except as expressly modified by this Agreement and the Waiver, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)           Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

(d)           Incorporation by Reference. Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)           Financing Document. This Agreement shall be deemed to be a Financing Document.

(f)           Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

12

(g)           Electronic Signatures. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)           Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(i)           Release. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN PARTIES AND THEIR RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY OF THE LOAN PARTIES, FOR THEIR RESPECTIVE PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.

[Signature Pages Follow]

13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:
Name:	Richard Palmer
Title:	President

BKRF OCP, LLC,
as Holdings

By:
Name:	Richard Palmer
Title:	President

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By:
Name:	Richard Palmer
Title:	President

[Signature Page to Amendment No. 9 to Credit Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 9 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P.,
its general partner

By: Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P.,
its general partner

By: Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 9 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P.,
its general partner

By: Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P.,
its general partner

By: Orion Energy Credit Opportunities Fund II
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 9 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By: Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By: Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 9 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By: Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP,
L.P., its general partner

By: Orion Energy Credit Opportunities Fund III
Holdings, LLC, its general partner

By:
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 9 to Credit Agreement]

VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR L.P., as Lender
VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR i llc,
as a Lender

By:	Voya Alternative Asset Management LLC, as Agent

By:
Name:	Edward Levin
Title:	Senior Vice President

[Signature Page to Amendment No. 9 to Credit Agreement]

LIF AIV 1, L.P.,
as a Lender

By:	GCM Investments GP, LLC, its General Partner

By:
Name:
Title:

[Signature Page to Amendment No. 9 to Credit Agreement]

Exhibit A

to Amendment nO. 9

ANNEX I
TO
CREDIT AGREEMENT

Commitments and Existing Loans

	Outstanding Tranche A Loans as of Amendment No. 9	Outstanding Tranche B Loans Prior to Amendment No. 9	Tranche B Loans to be Funded on the Ninth Amendment Effective Date	Tranche B Loans to be Funded within 12 BDs of the Ninth Amendment Effective Date	Upsized Tranche B Commitment	Remaining Unfunded Tranche B Commitments
Orion Energy Credit Opportunities Fund II, L.P.	$19,109,485.00	-	$3,312,069.60	-	$6,624,139.20	$3,312,069.60
Orion Energy Credit Opportunities Fund II PV, L.P.	$30,707,910.00	-	$5,322,316.92	-	$10,644,633.83	$5,322,316.91
Orion Energy Credit Opportunities Fund II GPFA, L.P.	$1,882,605.00	-	$326,294.44	-	$652,588.89	$326,294.45
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	$28,800,000.00	$101,000,000.00	-	$2,956,602.20	$5,913,204.39	$2,956,602.19
Orion Energy Credit Opportunities GCE Co-Invest B, L.P.	-	$4,400,000.00	-	$100,223.80	$200,447.61	$100,223.81
Orion Energy Credit Opportunities Fund III PV, L.P.	-	$15,676,603.40	$2,717,080.11	-	$5,434,160.22	$2,717,080.11
Orion Energy Credit Opportunities Fund III GPFA, L.P.	-	$1,188,622.40	$206,012.89	-	$412,025.77	$206,012.88
Orion Energy Credit Opportunities Fund III, L.P.	-	$34,190,725.64	$5,925,961.01	-	$11,851,922.02	$5,925,961.01
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	-	$644,048.56	$111,626.95	-	$223,253.91	$111,626.96
LIF AIV 1, L.P.	-	$72,500,000.00	$5,750,000.00	-	$11,500,000.00	$5,750,000.00
Voya Renewable Energy Infrastructure Originator I LLC	-	$10,505,000.00	-	$1,249,832.21	$2,499,664.43	$1,249,832.22
Voya Renewable Energy Infrastructure Originator L.P.	-	$16,995,000.00	-	$2,021,979.87	$4,043,959.73	$2,021,979.86
Total	$80,500,000.00	$257,100,000.00	$23,671,361.92	$6,328,638.08	$60,000,000.00	$30,000,000.00

Exhibit B

to Amendment nO. 9

ANNEX III

TO

CREDIT AGREEMENT

Target Debt Balances

[attached]

Exhibit C

to Amendment nO. 9

[RESERVED]

Exhibit D

to Amendment nO. 9

ALLOCATION OF WARRANTS

Entity Name	Total Warrants
Orion Energy Credit Opportunities Fund II, L.P.	824,587
Orion Energy Credit Opportunities Fund II PV, L.P.	1,325,067
Orion Energy Credit Opportunities Fund II GPFA, L.P.	81,236
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	736,088
Orion Energy Credit Opportunities GCE Co-Invest B, L.P.	24,952
Orion Energy Credit Opportunities Fund III PV, L.P.	676,456
Orion Energy Credit Opportunities Fund III GPFA, L.P.	51,290
Orion Energy Credit Opportunities Fund III, L.P.	1,475,352
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	27,791
LIF AIV 1, L.P.	1,431,545
Voya Renewable Energy Infrastructure Originator I LLC	311,164
Voya Renewable Energy Infrastructure Originator L.P.	503,401
Total	7,468,929

Exhibit E

to Amendment nO. 9

FORM OF GCEH WARRANT

[See attached.]